UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 28, 2003

CTI GROUP (HOLDINGS) INC.

(Exact name of registrant as specified in its charter)

Delaware	000-10560	51-0308583

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 North Alabama Street, Suite 240 Indianapolis, IN 46204

(Address of principal executive offices)

(317) 262-4666

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5.	OTHER EVENTS AND REGULATION FD DISCLOSURE

The 2003 Annual Meeting of Stockholders (the “2003 Meeting”) of CTI Group (Holdings) Inc., a Delaware corporation (the “Company”), will be held on or about December 18, 2003.

Pursuant to the proxy rules promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company notifies its stockholders that the deadline for receipt of stockholder proposals to be considered for inclusion in the Company’s proxy statement and form of proxy relating to the 2003 Meeting is November 17, 2003. Proposals of the Company’s stockholders intended to be included in the proxy materials for the 2003 Meeting must comply with the proxy rules promulgated under the Exchange Act, including Rule 14a-8.

The deadline for providing the Company with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the 2003 Meeting will be November 17, 2003. As to all such proposals of which the Company does not have notice on or prior to November 17, 2003, persons designated in the Company’s proxy related to the 2003 Meeting will have discretionary authority to vote on such proposals.

Stockholder proposals should be submitted to the Company at its office located at 333 North Alabama Street, Suite 240, Indianapolis, Indiana 46204, attn: Manfred Hanuschek, Chief Financial Officer and Secretary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI GROUP (HOLDINGS) INC. (Registrant)

Date:	October 28, 2003	By:	/s/ Manfred Hanuschek

Name: Manfred Hanuschek
Title: Chief Financial Officer